EXHIBIT 99.1

FOR IMMEDIATE RELEASE
NMI Holdings, Inc. Promotes Chief Operating Officer Claudia Merkle to President
EMERYVILLE, CALIF., May 10, 2018 -- NMI Holdings, Inc. (NASDAQ: NMIH), the parent company of National Mortgage Insurance Corporation (National MI),  today announced the promotion of Chief Operating Officer Claudia Merkle to the new role of president. In her new role, Merkle will oversee sales, marketing, underwriting operations, servicing and information technology.
“Claudia has been with National MI from the beginning. She developed and led our operations team in the early stages,” said Bradley Shuster, chairman and CEO of NMI Holdings, Inc.  “Claudia was also instrumental in building our sales organization, which has become a model for the industry.  Our continued success after her promotion to COO in 2016 is just as I expected. Her promotion to president is well-deserved and I look forward to our continued work together for the success of our employees, customers and shareholders.”
Merkle joined National MI in 2012 as senior vice president of underwriting fulfillment and risk operations, was promoted to executive vice president of insurance operations in 2013, and appointed chief operating officer in 2016. Merkle has over 25 years of experience in mortgage banking, mortgage insurance, business development and operations. She has held leadership positions at PMI Mortgage Insurance Co., Meridian Mortgage and Wachovia, among others. Merkle holds a B.S. in management from the Wharton School of Business, University of Pennsylvania.
“I am very honored to be named president of National MI.  I appreciate the trust that Brad and the rest of the board of directors have placed in me,” Merkle said. “I’m pleased to play a leading role in National MI’s continued growth and success.”
Two other executives appointed to new roles
NMI Holdings, Inc. also announced new positions for two other senior executives: Patrick Mathis and Robert Smith have been named to new roles.
Patrick Mathis is now executive vice president, operations and information technology.  In his new role, Mathis is responsible for overseeing National MI’s underwriting operations, risk operations and IT departments.  Mathis will report to National MI President Merkle. Mathis joined National MI in 2012 as an executive vice president. He has over 25 years of experience in the insurance, mortgage and financial industries, including executive level positions in the areas of risk and credit management. Mathis holds a B.A. from the University of North Carolina-Chapel Hill and an M.B.A. from the University of Texas-Austin.
Rob Smith has been promoted to executive vice president and chief risk officer. Smith will now oversee the credit, risk and internal audit departments, and will report to CEO Brad Shuster.

EXHIBIT 99.1

Smith joined National MI in 2012 as vice president of pricing and portfolio analytics. He has more than 18 years of experience in the mortgage and financial services industry, including previous roles at Washington Mutual and PMI Mortgage Insurance Co. Smith is a Chartered Financial Analyst (CFA) and holds a master’s degree in engineering from Stanford University and an MBA from Stanford’s Graduate School of Business.

About National MI
National Mortgage Insurance Corporation (National MI), a subsidiary of NMI Holdings, Inc. (NASDAQ: NMIH), is a U.S.-based, private mortgage insurance company enabling low down payment borrowers to realize home ownership while protecting lenders and investors against losses related to a borrower's default. To learn more, please visit www.nationalmi.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act”), and the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements about future, not past, events and involve certain important risks and uncertainties, any of which could cause our actual results to differ materially from those expressed in our forward-looking statements.  Forward-looking statements in this press release include, without limitation, statements regarding National MI's positioning for future performance.  Any or all of our forward-looking statements in this press release may turn out to be inaccurate.  More information about the risks, uncertainties and assumptions affecting National MI can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission.  We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, operating results, business strategy and financial needs. All forward-looking statements are necessarily only estimates of future results, and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements. We do not undertake, and specifically disclaim, any obligation to revise any forward-looking statements to reflect the occurrence of future events or circumstances.

Investor Contact
John M. Swenson
Vice President, Investor Relations and Treasury
john.swenson@nationalmi.com
(510) 788-8417

Press Contact
Mary McGarity
Strategic Vantage Mortgage Public Relations
(203) 513-2721
MaryMcGarity@StrategicVantage.com